UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 1-35526

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Karlavägen 100, 115 26 Stockholm, Sweden

(Address of Principal Executive Office, including Zip Code)

+46 (0) 8667 17 17

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2022, the board of directors of Neonode Inc. (the “Company”) amended and restated the Bylaws of the Company in order to reduce the quorum needed for an annual or special meeting of stockholders of the Company from the holders of a majority of the outstanding shares of stock of the Company entitled to vote to the holders of one-third of the outstanding shares of stock of the Company entitled to vote. No other changes were made to the Bylaws.

The foregoing is a summary of the terms of the Amended and Restated Bylaws. The summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference. Additionally, a copy of the Amended and Restated Bylaws, marked to show changes to the former Bylaws, is also included as Exhibit 3.1.1 hereto.

Item 8.01 Other Events.

On July 14, the Company announced that it had postponed the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), originally scheduled to be held on July 15, 2022 to a date to be determined by the Company’s board of directors.

The 2022 Annual Meeting will now take place on September 29, 2022 at 3:00 p.m. local time at the Company’s principal executive office located at Karlavägen 100, 115 26 Stockholm, Sweden. The close of business on August 5, 2022 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the 2022 Annual Meeting and any adjournment or postponement thereof (collectively, the “Record Date Holders”). The Company will file with the Securities and Exchange Commission (the “SEC”) an amended definitive proxy statement, which will contain additional information about the 2022 Annual Meeting and will be made available to the Record Date Holders.

As a result of the 2022 Annual Meeting being rescheduled, the Company has established the close of business on August 8, 2022 as the new deadline for the receipt of any stockholder proposals or director nominations for the 2022 Annual Meeting. To be eligible for inclusion in the Company's proxy materials, stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act of 1934, as amended, and with the Company's Amended and Restated Bylaws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Neonode, Inc.
3.1.1	Amended and Restated Bylaws (marked to show changes to former Bylaws)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 27, 2022	NEONODE INC.

	By:	/s/ Fredrik Nihlén
	Name:	Fredrik Nihlén
	Title:	Chief Financial Officer

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